                                                                   Exhibit 10.hh

                      THIRD AMENDMENT TO HUFFY CORPORATION
                1988 STOCK OPTION PLAN AND RESTRICTED SHARE PLAN

This Third Amendment is made and effective as of October 22, 1998 to the 1988 Stock Option Plan and Restricted Share Plan (the "Plan"), approved and adopted on April 15, 1988 by the Shareholders of Huffy Corporation (the "Company") and amended April 24, 1992 and April 26, 1996, under the following circumstances:

         A. The Company desires to amend the Plan (and the Plan so permits such amendment without shareholder approval) to permit option transfers to certain family members; and

         B. On October 22, 1998, the Board of Directors approved amending the Plan, in accordance with the terms set forth below.

NOW, THEEFORE, the Plan shall be amended as follows:

1. DEFINITIONS. All capitalized terms herein, unless specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. AMENDMENT. Section 19 of the Plan is hereby amended in its entirety to read as set forth below:

         "19.  ASSIGNABILITY

                  (a) An option or stock appreciation right granted under the
                      Plan may not be transferred by the employee to whom granted except as follows:

                  (i) An option or stock appreciation right may be transferred by the employee to a spouse, parent, child, or grandchild (collectively, "Family Members") or to a trust for the benefit of the optionee or his or her spouse or children, to a family limited partnership, or to any other legitimate estate planning mechanism, but only in accordance with state and federal tax and securities laws.

                  (ii) An option or stock appreciation right may be transferred upon the death of the holder thereof by will or as prescribed by the applicable laws of descent and distribution.

                  (b) During the lifetime of the employee to whom an option or stock appreciation right is granted, such option or stock appreciation right may be exercised only by such employee or a permitted transferee as provided above, or by the guardian or legal representative thereof."

3. EFFECTIVE DATE AND AFFIRMATION. This Amendment shall be effective as of October 22, 1998. Except as amended hereby and the amendments contained in the First Amendment and Second Amendment to the Plan, dated April 24, 1992 and April 26, 1996, respectively, the Plan remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed as of October 22, 1998.

                                                  HUFFY CORPORATION

                                                  /s/ Nancy A. Michaud
                                                  -----------------------
                                                  Nancy A. Michaud